UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2013

PACIFIC OFFICE PROPERTIES TRUST, INC.
__________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-09900	86-0602478
__________________________________________________________________________________________________________
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

841 Bishop Street, Suite 1700 Honolulu, Hawaii	96813
____________________________________________________________	______________________________
(Address of principal executive offices)	(Zip Code)

(808) 521-7444
(Registrant’s telephone number, including area code)

Not applicable
__________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 23, 2013, Pacific Office Properties Trust, Inc., a Maryland corporation (the “Company”), held its Annual Meeting of Stockholders. At the meeting, both directors of the Company who were nominated for reelection were elected to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualify. Tabulated with the name of each of the nominees elected is the number of votes cast for each nominee, the number of votes withheld for each nominee and the number of broker non-votes with respect to each nominee.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jay H. Shidler	48,148,368	76,928	1,024,358
Michael W. Brennan	48,160,679	64,617	1,024,358

In addition, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 was ratified at the meeting with 49,156,263 votes in favor, 47,546 votes against, 45,845 abstentions and no broker non-votes. The advisory vote to approve the compensation of the Company’s named executive officers was approved at the meeting with 48,021,859 votes in favor, 78,106 votes against, 125,330 abstentions and 1,024,358 broker non-votes. With respect to the advisory vote regarding the frequency of say-on-pay votes, the Company’s stockholders cast 243,557 votes in favor of voting on executive compensation each year, 134,230 votes in favor of voting on executive compensation every two years, and 47,719,525 votes in favor of voting on executive compensation every three years. There were 127,983 abstentions with respect to this proposal.

After considering the voting results set forth above, on May 28, 2013, the Company’s Board of Directors determined that future advisory votes on executive compensation will be held every three years until the next advisory vote on the frequency of executive compensation advisory votes is conducted or the Board of Directors otherwise determines that a different frequency for such advisory votes is in the best interests of the stockholders of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC OFFICE PROPERTIES TRUST, INC.

By:     /s/ Kimberly F. Aquino
Name:    Kimberly F. Aquino
Title:    Vice President and Corporate Secretary

Dated: May 29, 2013